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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 27, 2005

                               PURCHASESOFT, INC.

               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


              0-11791                                13-2897997
--------------------------------------------------------------------------------
      (Commission File Number)            (IRS Employer Identification No.)

             2091 Business Center Drive, Suite 100, Irvine, CA 92612
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (949) 263-0910
                                 --------------


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ITEM 5.02.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

Registrant is reporting the resignation of two Board members, Thomas B. Marsh and Werner Kuno Loechle from the Board of Directors though the latter would like to stay available as an unofficial "Advisory Board Member". Letters of resignation attached at Exhibits.

         (c)      Directors' letters


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PURCHASESOFT, INC.



                  BY:    /S/ STEVEN A. FLAGG
                         -------------------------------------
                  NAME:  STEVEN A. FLAGG
                  TITLE: PRESIDENT AND CHIEF EXECUTIVE OFFICER
                         (PRINCIPAL EXECUTIVE OFFICER)


Dated: June 25, 2004


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                                  END OF FILING